EXHIBIT 32.2

CERTIFICATION PURSUANT TO18 U.S.C SECTION 1350AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the amended quarterly report on Form 10-Q of China ShouGuan Mining Corporation (the “Company”) for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the   “Report”), I, K.F. Lam , Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   a) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    b) The information contained in the report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

CHINA SHOUGUAN MINING CORPORATION , Registrant

Dated: January 28, 2013

/s/ K.F. Lam

By: K.F. Lam, Principal Financial Officer